EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tom Lewis, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Lithium Corporation for the period ended March 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Lithium Corporation.

Dated: May 21, 2012
                                           /s/ Tom Lewis
                                           -------------------------------------
                                           Tom Lewis
                                           President, Treasurer, Secretary and
                                           Director (Principal Executive
                                           Officer, Principal Financial Officer
                                           and Principal Accounting Officer)
                                           Lithium Corporation

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Lithium Corporation and will be retained by Lithium Corporation and furnished to the Securities and Exchange Commission or its staff upon request.